UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET CORPORATE BOND FUND

FORM N-Q

MARCH 31, 2014

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 90.5%
CONSUMER DISCRETIONARY - 9.1%
Automobiles - 2.2%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	$1,335,000	$1,747,510
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,370,000	2,992,139
General Motors Co., Senior Notes	6.250%	10/2/43	3,530,000	3,838,875	(a)

Total Automobiles				8,578,524

Hotels, Restaurants & Leisure - 0.3%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	290,000	303,594	(a)
Wynn Macau Ltd., Senior Notes	5.250%	10/15/21	820,000	836,400	(a)

Total Hotels, Restaurants & Leisure				1,139,994

Household Durables - 0.6%
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	1,020,000	1,048,050
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	280,000	319,200
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	1,000,000	967,500

Total Household Durables				2,334,750

Internet & Catalog Retail - 0.3%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	1,320,000	1,371,671

Media - 5.2%
21st Century Fox America Inc., Senior Debentures	8.500%	2/23/25	3,850,000	5,027,854
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	1,649,000	2,340,704
Comcast Corp., Senior Notes	3.600%	3/1/24	420,000	423,150
COX Communications Inc., Senior Bonds	6.450%	12/1/36	300,000	323,157	(a)
Interpublic Group of Cos. Inc., Senior Notes	4.200%	4/15/24	730,000	728,628
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	960,000	996,000	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	1,880,000	1,840,789	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	520,000	566,800
TCI Communications Inc., Senior Notes	7.125%	2/15/28	180,000	227,921
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	520,000	605,858
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	100,000	126,632
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,760,000	2,195,201
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	700,000	967,310
UBM PLC, Notes	5.750%	11/3/20	1,800,000	1,931,504	(a)
WPP Finance 2010, Senior Notes	5.625%	11/15/43	460,000	486,387
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,690,000	1,745,391

Total Media				20,533,286

Multiline Retail - 0.2%
Nordstrom Inc., Senior Notes	5.000%	1/15/44	760,000	798,327	(a)

Specialty Retail - 0.3%
Lowe’s Cos. Inc., Senior Notes	3.120%	4/15/22	1,070,000	1,067,775

TOTAL CONSUMER DISCRETIONARY				35,824,327

CONSUMER STAPLES - 6.9%
Beverages - 1.1%
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	690,000	670,747
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	940,000	939,365
PepsiCo Inc., Senior Notes	3.600%	3/1/24	360,000	361,202
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	740,000	841,273	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	1,360,000	1,484,989	(a)

Total Beverages				4,297,576

Food & Staples Retailing - 1.5%
CVS Caremark Corp., Senior Notes	4.125%	5/15/21	1,120,000	1,194,300
CVS Caremark Corp., Senior Notes	4.000%	12/5/23	1,000,000	1,023,723
Kroger Co., Senior Notes	3.300%	1/15/21	1,200,000	1,200,707
Kroger Co., Senior Notes	3.400%	4/15/22	420,000	416,223

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Food & Staples Retailing (continued)
Kroger Co., Senior Notes	4.000%	2/1/24	$490,000	$496,252
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,304,958
Kroger Co., Senior Notes	5.150%	8/1/43	430,000	444,374

Total Food & Staples Retailing				6,080,537

Food Products - 1.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	1,074,000	1,226,254
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	170,000	171,327
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	950,000	998,620
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,506,000	1,704,697
Mondelez International Inc., Senior Notes	4.000%	2/1/24	730,000	742,231
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	410,000	414,216	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	200,000	202,210	(a)

Total Food Products				5,459,555

Tobacco - 2.9%
Altria Group Inc., Senior Notes	9.700%	11/10/18	1,180,000	1,550,393
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,440,000	1,902,244
Altria Group Inc., Senior Notes	2.850%	8/9/22	470,000	441,857
Altria Group Inc., Senior Notes	10.200%	2/6/39	90,000	148,138
Altria Group Inc., Senior Notes	5.375%	1/31/44	610,000	640,107
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	1,230,000	1,522,016
Lorillard Tobacco Co., Senior Notes	6.875%	5/1/20	150,000	175,646
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,230,000	1,585,797
Philip Morris International Inc., Senior Notes	2.625%	3/6/23	660,000	618,013
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	910,000	894,194
Reynolds American Inc., Senior Notes	3.250%	11/1/22	850,000	801,155
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,040,000	976,437

Total Tobacco				11,255,997

TOTAL CONSUMER STAPLES				27,093,665

ENERGY - 9.2%
Energy Equipment & Services - 1.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	250,000	270,000
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	480,000	531,577
Cameron International Corp., Senior Notes	4.000%	12/15/23	780,000	783,691
Ensco PLC, Senior Notes	4.700%	3/15/21	130,000	139,886
Halliburton Co., Senior Notes	3.500%	8/1/23	420,000	419,343
Petrofac Ltd., Senior Notes	3.400%	10/10/18	2,084,000	2,125,480	(a)
Rowan Cos., Inc., Senior Notes	5.850%	1/15/44	220,000	224,301

Total Energy Equipment & Services				4,494,278

Oil, Gas & Consumable Fuels - 8.1%
Devon Energy Corp., Senior Notes	2.250%	12/15/18	670,000	667,128
Devon Energy Corp., Senior Notes	5.600%	7/15/41	110,000	122,270
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	585,000	797,903
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	650,000	769,521
Hess Corp., Notes	7.875%	10/1/29	764,000	1,005,853
Kerr-McGee Corp., Notes	6.950%	7/1/24	556,000	675,486
Lukoil International Finance BV, Senior Notes	3.416%	4/24/18	1,250,000	1,219,062	(a)
Lukoil International Finance BV, Senior Notes	7.250%	11/5/19	350,000	388,500	(a)
Noble Energy Inc., Senior Notes	5.250%	11/15/43	190,000	199,069
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,069,000	13,456,935
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	760,000	720,145
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	1,500,000	1,507,054
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,190,000	2,926,892
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	2,487,000	2,665,552
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,050,922
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	47,000	45,782
Petroleos Mexicanos, Notes	6.375%	1/23/45	1,060,000	1,146,125	(a)
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	290,000	320,812
Rosneft Finance SA, Senior Notes	7.250%	2/2/20	290,000	319,725	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels (continued)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	$1,520,000	$1,431,028
Williams Cos. Inc., Notes	7.875%	9/1/21	504,000	599,684

Total Oil, Gas & Consumable Fuels				32,035,448

TOTAL ENERGY				36,529,726

FINANCIALS - 32.3%
Banks - 16.4%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,040,000	982,800	(b)(c)
Bank of America Corp., Senior Notes	2.600%	1/15/19	80,000	80,406
Bank of America Corp., Senior Notes	4.100%	7/24/23	1,390,000	1,412,615
Bank of America Corp., Senior Notes	5.000%	1/21/44	3,040,000	3,115,602
Bank of America Corp., Senior Notes	4.875%	4/1/44	3,060,000	3,086,028
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,180,000	1,176,235	(a)
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	1,160,000	1,080,738	(b)(c)
Citigroup Inc., Senior Notes	7.875%	5/15/25	260,000	338,226
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	5,383,243
Citigroup Inc., Senior Notes	5.875%	1/30/42	80,000	92,161
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	2,690,000	2,542,757
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	2,470,000	2,902,512
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	840,000	835,771
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	3,960,000	4,337,491
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	630,000	718,200	(a)(b)(c)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	250,000	283,753	(a)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	1,190,000	1,193,865
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	1,150,000	1,167,230
ICICI Bank Ltd., Senior Notes	4.750%	11/25/16	1,000,000	1,057,996	(a)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	2,290,000	2,446,636	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,070,000	1,008,475	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	1,000,000	995,000	(b)(c)
JPMorgan Chase & Co., Senior Notes	4.850%	2/1/44	1,020,000	1,044,165
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	710,000	673,395
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	1,400,000	1,510,949
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	2,521,000	2,476,882	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,250,000	1,350,000	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	4.700%	7/3/18	720,000	740,712
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,330,000	2,422,832
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,020,000	1,048,265
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	1,610,000	1,806,758
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	1,760,000	1,814,123	(a)
Standard Chartered Bank, Subordinated Notes	6.400%	9/26/17	1,720,000	1,952,492	(a)
Standard Chartered PLC, Subordinated Notes	3.950%	1/11/23	510,000	488,063	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,150,000	1,141,375	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/15/14	6,243,000	6,032,299	(b)(c)
Webster Financial Corp., Senior Notes	4.375%	2/15/24	1,520,000	1,507,373
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	1,010,000	1,023,735
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	1,270,000	1,342,875

Total Banks				64,614,033

Capital Markets - 5.4%
Bank of New York Mellon Corp., Junior Subordinated Notes	4.500%	6/20/23	900,000	821,250	(b)(c)
Credit Suisse Group AG, Junior Subordinated Notes	7.500%	12/11/23	350,000	381,938	(a)(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets (continued)
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	$1,720,000	$1,623,672	(b)
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	380,000	394,567
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	5/15/14	3,555,000	2,755,125	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	620,000	709,415
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,508,182
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	2,050,000	2,272,808
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,850,000	1,845,540
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	80,000	95,330
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,740,000	6,388,844
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	780,000	1,031,744
Morgan Stanley, Subordinated Notes	5.000%	11/24/25	730,000	752,767
Northern Trust Corp., Subordinated Notes	3.950%	10/30/25	810,000	816,780

Total Capital Markets				21,397,962

Consumer Finance - 1.0%
American Express Co., Subordinated Debentures	6.800%	9/1/66	2,559,000	2,813,493	(b)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	530,000	524,700
SLM Corp., Senior Notes	6.125%	3/25/24	820,000	821,025

Total Consumer Finance				4,159,218

Diversified Financial Services - 5.8%
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	151,000	161,339
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	990,000	1,064,143	(a)
CME Group Inc., Senior Notes	5.300%	9/15/43	3,300,000	3,706,873
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	5,000	6,447
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,310,000	1,731,018
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/7/37	50,000	60,845
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	2,325,000	2,566,219	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	5.210%	12/21/65	1,050,000	997,500	(a)(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	1,703,000	1,660,425	(a)(b)
Inter-American Development Bank, Senior Notes	4.375%	1/24/44	1,020,000	1,075,120
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,770,000	3,233,975	(a)
Voya Financial Inc., Junior Subordinated Notes	5.650%	5/15/53	370,000	369,630	(b)
Voya Financial Inc., Senior Notes	5.500%	7/15/22	480,000	539,330
Voya Financial Inc., Senior Notes	5.700%	7/15/43	670,000	760,674
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	4,692,000	5,090,820	(a)(b)

Total Diversified Financial Services				23,024,358

Insurance - 3.1%
AIA Group Ltd., Senior Notes	4.875%	3/11/44	1,750,000	1,783,327	(a)
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	771,000	821,963	(b)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	794,000	837,670
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	2,106,775
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	1,002,327
Five Corners Funding Trust, Bonds	4.419%	11/15/23	1,100,000	1,127,576	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	1,800,000	2,210,330	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	2,092,000	2,217,520

Total Insurance				12,107,488

Real Estate Management & Development - 0.3%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	800,000	1,046,603

Thrifts & Mortgage Finance - 0.3%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	1,020,000	1,056,390

TOTAL FINANCIALS				127,406,052

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
HEALTH CARE - 3.9%
Biotechnology - 0.9%
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	$2,080,000	$2,085,192
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	170,000	195,450
Gilead Sciences Inc., Senior Notes	4.800%	4/1/44	1,090,000	1,126,523

Total Biotechnology				3,407,165

Health Care Equipment & Supplies - 0.2%
Medtronic Inc., Senior Notes	4.625%	3/15/44	670,000	691,213

Health Care Providers & Services - 1.4%
Catholic Health Initiatives, Bonds	2.600%	8/1/18	450,000	450,723
Catholic Health Initiatives, Secured Bonds	1.600%	11/1/17	230,000	225,635
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	100,000	91,853
Howard Hughes Medical Institute, Senior Bonds	3.500%	9/1/23	420,000	428,125
Humana Inc., Senior Notes	4.625%	12/1/42	110,000	106,496
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,199,777
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	920,000	1,016,411
UnitedHealth Group Inc., Senior Notes	3.950%	10/15/42	370,000	336,311
WellPoint Inc., Senior Notes	2.300%	7/15/18	400,000	401,514
WellPoint Inc., Senior Notes	5.100%	1/15/44	400,000	416,865

Total Health Care Providers & Services				5,673,710

Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific Inc., Senior Notes	4.150%	2/1/24	1,180,000	1,216,467

Pharmaceuticals - 1.1%
AbbVie Inc., Senior Notes	2.900%	11/6/22	620,000	597,985
AbbVie Inc., Senior Notes	4.400%	11/6/42	960,000	942,933
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	1,660,000	1,636,724	(a)
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	440,000	440,702	(a)
Zoetis Inc., Senior Notes	3.250%	2/1/23	410,000	396,217
Zoetis Inc., Senior Notes	4.700%	2/1/43	550,000	546,437

Total Pharmaceuticals				4,560,998

TOTAL HEALTH CARE				15,549,553

INDUSTRIALS - 8.5%
Aerospace & Defense - 1.8%
Exelis Inc., Senior Notes	4.250%	10/1/16	1,920,000	2,026,284
Exelis Inc., Senior Notes	5.550%	10/1/21	1,410,000	1,456,249
Precision Castparts Corp., Senior Notes	2.500%	1/15/23	2,050,000	1,913,927
Rockwell Collins Inc., Senior Notes	3.700%	12/15/23	600,000	609,609
Textron Inc., Senior Notes	3.650%	3/1/21	480,000	482,611
Textron Inc., Senior Notes	4.300%	3/1/24	710,000	724,641

Total Aerospace & Defense				7,213,321

Air Freight & Logistics - 0.1%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	220,000	278,356

Airlines - 2.4%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	1,890,000	1,946,662	(a)
Air Canada, Pass-Through Trust, Secured Notes	4.125%	5/15/25	1,310,000	1,313,275	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	915,977	954,906	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	227,711	267,561
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	363,587	419,034
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Notes	3.900%	1/15/26	2,050,000	1,980,813
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	421,826	468,227
United Airlines Inc., Pass-Through Certificates, Secured Bond	5.375%	8/15/21	740,000	764,050
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	432,702	497,607
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	624,183	694,404

Total Airlines				9,306,539

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Services & Supplies - 0.3%
Republic Services Inc., Senior Notes	5.000%	3/1/20	$520,000	$575,150
Waste Management Inc., Senior Notes	7.750%	5/15/32	300,000	416,153

Total Commercial Services & Supplies				991,303

Construction & Engineering - 0.1%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	300,000	274,500	(a)

Electrical Equipment - 0.5%
Eaton Corp., Senior Notes	7.650%	11/15/29	1,500,000	2,013,443

Industrial Conglomerates - 0.9%
General Electric Co., Senior Notes	4.125%	10/9/42	2,880,000	2,778,765
General Electric Co., Senior Notes	4.500%	3/11/44	810,000	825,963

Total Industrial Conglomerates				3,604,728

Machinery - 0.4%
Crane Co., Senior Notes	4.450%	12/15/23	1,580,000	1,629,264

Marine - 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	975,000	978,656

Road & Rail - 1.8%
Burlington Northern Santa Fe LLC, Senior Notes	3.750%	4/1/24	750,000	753,703
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	1,780,000	1,694,416
Burlington Northern Santa Fe LLC, Senior Notes	4.900%	4/1/44	610,000	631,230
CSX Corp., Senior Notes	4.750%	5/30/42	1,260,000	1,287,134
Norfolk Southern Corp., Senior Notes	5.750%	4/1/18	1,950,000	2,224,837
Norfolk Southern Corp., Senior Notes	7.875%	5/15/43	348,000	498,393

Total Road & Rail				7,089,713

TOTAL INDUSTRIALS				33,379,823

INFORMATION TECHNOLOGY - 1.8%
Internet Software & Services - 0.1%
VeriSign Inc., Senior Notes	4.625%	5/1/23	510,000	492,150

IT Services - 0.3%
MasterCard Inc., Senior Notes	3.375%	4/1/24	1,180,000	1,180,556

Semiconductors & Semiconductor Equipment - 0.4%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,180,000	1,384,744

Software - 0.4%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,700,000	1,717,000	(a)

Technology Hardware, Storage & Peripherals - 0.6%
Seagate HDD Cayman, Senior Notes	3.750%	11/15/18	2,230,000	2,302,475	(a)

TOTAL INFORMATION TECHNOLOGY				7,076,925

MATERIALS - 7.4%
Chemicals - 0.6%
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,120,000	1,207,097
LYB International Finance BV, Senior Bonds	4.875%	3/15/44	280,000	280,592
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	470,000	523,913
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	40,000	47,203
Potash Corp. of Saskatchewan Inc., Senior Notes	3.625%	3/15/24	140,000	139,136

Total Chemicals				2,197,941

Containers & Packaging - 0.7%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	1,300,000	1,394,266
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	340,000	345,327
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	900,000	963,932

Total Containers & Packaging				2,703,525

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - 6.1%
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	$570,000	$545,374
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	290,000	275,617
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,720,000	1,735,759
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	820,000	871,133
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	390,000	392,347
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	855,000	840,666
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	360,000	351,166
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	930,000	944,384
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	120,000	119,768
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	470,000	457,840
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	3,250,000	3,141,827	(a)
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,100,000	1,128,201
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	720,000	759,816
Rio Tinto Finance USA PLC, Senior Notes	2.250%	12/14/18	1,540,000	1,541,582
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	790,584
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	387,520
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,597,000	3,850,506
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,090,000	1,151,312	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	750,000	753,750	(a)
Xstrata Canada Financial Corp., Senior Notes	3.600%	1/15/17	2,560,000	2,667,904	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	670,000	677,960	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	470,000	476,089	(a)
Xstrata Finance Canada Ltd., Senior Notes	4.250%	10/25/22	400,000	390,744	(a)

Total Metals & Mining				24,251,849

TOTAL MATERIALS				29,153,315

TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 6.2%
AT&T Inc., Senior Notes	5.350%	9/1/40	1,677,000	1,719,881
British Telecommunications PLC, Bonds	9.625%	12/15/30	395,000	612,120
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	1,080,000	1,243,350
Telefonica Emisiones SAU, Senior Notes	3.192%	4/27/18	520,000	533,593
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	860,000	932,203
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	620,000	631,166
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	9,160,000	10,907,316
Verizon Communications Inc., Senior Notes	5.050%	3/15/34	1,500,000	1,543,665
Verizon Communications Inc., Senior Notes	4.750%	11/1/41	4,240,000	4,106,156
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,970,000	2,406,032

Total Diversified Telecommunication Services				24,635,482

Wireless Telecommunication Services - 0.1%
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	320,000	416,667

TOTAL TELECOMMUNICATION SERVICES				25,052,149

UTILITIES - 5.1%
Electric Utilities - 3.9%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	1,240,000	1,277,059
Cleveland Electric Illuminating Co., Senior Secured Bonds	8.875%	11/15/18	1,350,000	1,692,368
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,019,964
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	390,000	396,825	(a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,080,372
Duke Energy Carolinas LLC, Secured Bonds	7.000%	11/15/18	1,420,000	1,717,861
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,531,350

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric Utilities (continued)
Duke Energy Corp., Senior Notes	2.100%	6/15/18	$530,000	$532,193
Duke Energy Ohio Inc., Secured Bonds	5.450%	4/1/19	840,000	963,893
FirstEnergy Corp., Notes	7.375%	11/15/31	1,900,000	2,188,099
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	680,000	660,770
Pacific Gas & Electric Co., Senior Notes	3.250%	9/15/21	380,000	379,262
Pacific Gas & Electric Co., Senior Notes	3.250%	6/15/23	750,000	726,743
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	1,010,000	984,778

Total Electric Utilities				15,151,537

Gas Utilities - 0.3%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	1,165,000	1,313,491	(a)

Multi-Utilities - 0.9%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,610,000	2,040,237
PG&E Corp., Senior Notes	2.400%	3/1/19	740,000	736,030
San Diego Gas & Electric Co., Senior Secured Bonds	3.600%	9/1/23	720,000	742,082

Total Multi-Utilities				3,518,349

TOTAL UTILITIES				19,983,377

TOTAL CORPORATE BONDS & NOTES (Cost - $340,684,006)				357,048,912

ASSET-BACKED SECURITIES - 1.4%
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.424%	12/25/34	1,566,094	1,463,617	(b)
Dryden Senior Loan Fund, 2014-31A C	3.120%	4/18/26	250,000	248,327	(a)(b)
Madison Park Funding Ltd., 2013-11A C	3.050%	10/23/25	400,000	395,094	(a)(b)
Morgan Stanley Capital Inc., 2005-WMC2 M2	0.799%	2/25/35	1,225,545	1,209,382	(b)
Neuberger Berman CLO Ltd., 2013-15A C	3.089%	10/15/25	250,000	240,945	(a)(b)
Palmer Square CLO Ltd., 2013-2A B	3.304%	10/17/25	250,000	249,597	(a)(b)
SLM Student Loan Trust, 2011-A A3	2.655%	1/15/43	1,410,000	1,498,391	(a)(b)
Whitehorse Ltd., 2013-1A A3L	3.236%	11/24/25	400,000	398,999	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $5,542,852)				5,704,352

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
Banc of America Commercial Mortgage Trust, 2006-2 AJ	5.766%	5/10/45	1,480,000	1,574,619	(b)
Colony Mortgage Captil Ltd., 2014-FL1 D	2.850%	4/8/31	1,190,000	1,190,000	(a)(d)
Colony Mortgage Captil Ltd., 2014-FL1 D	3.900%	4/8/31	350,000	350,000	(d)
Morgan Stanley Capital I Trust, 2006-IQ11 AJ	5.648%	10/15/42	780,000	820,304	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $3,936,305)				3,934,923

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC) (Cost - $12,986)	2.218%	9/1/24	12,978	13,289	(b)

MUNICIPAL BONDS - 1.5%
Alabama - 0.4%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	1,480,000	1,498,604

California - 0.3%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	803,562
University of California Revenue	4.062%	5/15/33	550,000	527,835

Total California				1,331,397

Illinois - 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	30,000	35,274
Illinois State, GO	5.100%	6/1/33	670,000	661,913
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	445,000	495,699

Total Illinois				1,192,886

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
New York - 0.2%
Port Authority of New York & New Jersey, Taxable Consolidated	4.960%	8/1/46	$770,000	$803,356

Ohio - 0.1%
American Municipal Power-Ohio Inc., OH, Revenue, Build America Bonds	7.499%	2/15/50	480,000	629,885

Puerto Rico - 0.2%
Puerto Rico Commonwealth, GO	8.000%	7/1/35	720,000	672,523

TOTAL MUNICIPAL BONDS (Cost - $5,707,910)				6,128,651

SOVEREIGN BONDS - 1.3%
Colombia - 0.4%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	1,620,000	1,699,380

Panama - 0.2%
Republic of Panama, Senior Bonds	4.300%	4/29/53	900,000	741,375

Turkey - 0.4%
Republic of Turkey, Notes	6.000%	1/14/41	970,000	956,662
Republic of Turkey, Notes	4.875%	4/16/43	920,000	786,600

Total Turkey				1,743,262

Venezuela - 0.3%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	1,210,000	1,054,213	(a)

TOTAL SOVEREIGN BONDS (Cost - $5,646,161)				5,238,230

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.3%
U.S. Government Obligations - 0.3%
U.S. Treasury Bonds	3.750%	11/15/43	470,000	486,670
U.S. Treasury Notes	2.750%	2/15/24	530,000	531,160

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,017,715)				1,017,830

			SHARES
COMMON STOCKS - 1.1%
FINANCIALS - 1.1%
Banks - 1.1%
Citigroup Inc. (Cost - $4,639,845)			92,302	4,393,575

PREFERRED STOCKS - 1.4%
FINANCIALS - 1.4%
Banks - 0.3%
M&T Bank Corp.	6.375%		1,000	1,007,500
U.S. Bancorp	5.150%		14,107	306,827

Total Banks				1,314,327

Capital Markets - 0.3%
State Street Corp.	5.900%		40,725	1,054,370	(b)

Consumer Finance - 0.8%
GMAC Capital Trust I	8.125%		110,411	3,014,221	(b)

TOTAL PREFERRED STOCKS (Cost - $4,949,333)				5,382,918

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $372,137,113)				388,862,680

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 0.1%
Repurchase Agreements - 0.1%
State Street Bank & Trust Co., repurchase agreement dated 3/31/14; Proceeds at maturity - $401,000; (Fully collateralized by U.S. government obligations, 2.000% due 2/28/21; Market value - $411,783) (Cost - $401,000)	0.000%	4/1/14	$401,000	$401,000

TOTAL INVESTMENTS - 98.6% (Cost - $372,538,113#)				389,263,680
Other Assets in Excess of Liabilities - 1.4%				5,459,487

TOTAL NET ASSETS - 100.0%				$394,723,167

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CLO	— Collateral Loan Obligation
GO	— General Obligation

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$357,048,912	—	$357,048,912
Asset-backed securities	—	5,704,352	—	5,704,352
Collateralized mortgage obligations	—	3,934,923	—	3,934,923
Mortgage-backed securities	—	13,289	—	13,289
Municipal bonds	—	6,128,651	—	6,128,651
Sovereign bonds	—	5,238,230	—	5,238,230
U.S. government & agency obligations	—	1,017,830	—	1,017,830
Common stocks	$4,393,575	—	—	4,393,575
Preferred stocks	5,382,918	—	—	5,382,918

Total long-term investments	$9,776,493	$379,086,187	—	$388,862,680

Short-term investments†	—	401,000	—	401,000

Total investments	$9,776,493	$379,487,187	—	$389,263,680

Other financial instruments:
Futures contracts	$179,097	—	—	$179,097
Forward foreign currency contracts	—	$23,091	—	23,091

Total other financial instruments	$179,097	$23,091	—	$202,188

Total	$9,955,590	$379,510,278	—	$389,465,868

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$596,443	—	—	$596,443
Forward foreign currency contracts	—	$109,295	—	109,295
OTC credit default swaps on corporate issues - buy protection‡	—	126,558	—	126,558

Total	$596,443	$235,853	—	$832,296

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced

Notes to Schedule of Investments (unaudited) (continued)

entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $235,853. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,317,930
Gross unrealized depreciation	(4,592,363)

Net unrealized appreciation	$16,725,567

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	364	6/14	$80,023,683	$79,920,750	$(102,933)
U.S. Treasury 5-Year Notes	247	6/14	29,558,194	29,381,422	(176,772)

					(279,705)

Contracts to Sell:
U.S. Treasury 10-Year Notes	362	6/14	44,886,097	44,707,000	179,097
U.S. Treasury Long-Term Bonds	208	6/14	27,392,762	27,709,500	(316,738)

					(137,641)

Net unrealized loss on open futures contracts					$(417,346)

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Japanese Yen	Bank of America, N.A.	205,200,000	$1,988,236	4/16/14	$23,091
Japanese Yen	Citibank, N.A.	305,285,000	2,957,985	4/16/14	(13,723)
Japanese Yen	Citibank, N.A.	95,140,000	921,836	4/16/14	(13,348)
Japanese Yen	Citibank, N.A.	208,200,000	2,017,303	4/16/14	(41,392)

					(45,372)

Contracts to Sell:
Japanese Yen	Citibank, N.A.	413,400,000	4,005,539	4/16/14	(40,832)

Net unrealized loss on open forward foreign currency contracts					$(86,204)

At March 31, 2014, the Fund held the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse (Air Products & Chemicals Inc., 3.000%, due 11/3/21)	960,000	3/20/18	0.36%	1.000% quarterly	(24,189)	(15,594)	(8,595)
Goldman Sachs (Kinder Morgan Energy Partners LP, 3.950%, due 9/1/22)	2,000,000	12/20/18	0.87%	1.000% quarterly	(12,162)	(17,058)	4,896
Goldman Sachs (Energy Transfer Partners LP, 5.950%, due 2/1/15)	1,000,000	12/20/18	0.84%	1.000% quarterly	(7,483)	4,437	(11,920)
Goldman Sachs (E.I. du Pont de Nemours & Co., 5.250%, due 12/15/16)	1,350,000	3/20/19	0.39%	1.000% quarterly	(40,176)	(38,247)	(1,929)
Goldman Sachs (PPG Industries Inc., 6.650%, due 3/15/18)	1,475,887	3/20/19	0.40%	1.000% quarterly	(42,548)	(38,974)	(3,574)

Total	$6,785,887				$(126,558)	$(105,436)	$(21,122)

1	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$179,097	$(596,443)	—	—	—	$(417,346)
Foreign Exchange Risk	—	—	$23,091	$(109,295)	—	(86,204)
Credit Risk	—	—	—	—	$(126,558)	(126,558)

Total	$179,097	$(596,443)	$23,091	$(109,295)	$(126,558)	$(630,108)

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$107,010,262
Futures contracts (to sell)	84,253,883
Forward foreign currency contracts (to buy)	4,875,893
Forward foreign currency contracts (to sell)	4,909,874

Average Notional Balance
Credit default swap contracts (to buy protection)	$6,079,415
Credit default swap contracts (to sell protection)†	1,075,000

†	At March 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014